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                                 EXHIBIT 10.11
                     AMENDMENT TO LINE OF CREDIT AGREEMENT

    This First Amendment to Line of Credit Agreement (the "Amendment") is made and entered into this 28th day of December, 1995, by and between SANWA BANK CALIFORNIA (the "Bank") and ZENITH NATIONAL INSURANCE CORP. (the "Borrower") with respect to the following:

    This Amendment shall be deemed to be a part of and subject to that certain Line of Credit Agreement dated as of December 15, 1995 as it may be amended from time to time, and any and all addenda and riders thereto (collectively the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

    WHEREAS, the Borrower and the Bank mutually desire to extend and/or modify the Agreement.

    NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

        1. CHANGE IN REPORTING REQUIREMENTS. Section 4.05 C., D., and E. of the Agreement are deleted in their entirety and the following is substituted in lieu thereof:

            "C. TRI-ANNUAL AUDIT. Not later than 30 days after the Borrower receives it, a copy of the tri-annual audit of Zenith Insurance Company prepared by the Department of Insurance.

            D. QUARTERLY STATUTORY STATEMENTS. Not later than 75 days after the end of the first three quarters of each fiscal year of the Borrower, copies of the quarterly statutory statement of Zenith Insurance Company and its consolidated insurance subsidiaries.

            E. ANNUAL STATUTORY STATEMENTS. Not later than 120 days after the end of each of the Borrower's fiscal years, copies of the annual statutory statements of Zenith Insurance Company and its consolidated insurance subsidiaries".

        2. MODIFICATION OF ADDITIONAL INDEBTEDNESS. Section 4.06 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

            4.06 ADDITIONAL INDEBTEDNESS OF INSURANCE SUBSIDIARIES. Borrower's consolidated insurance subsidiaries shall not, after the date hereof, create, incur or assume, directly or indirectly, any Indebtedness exceeding in the aggregate the amount of $20,000,000.00. The term "Indebtedness", as used in this Agreement with respect to the Borrower or each of its subsidiaries, as applicable, shall mean, at any date, the aggregate amount, excluding in all cases the amount of indebtedness owed to a corporate affiliate, of, without duplication, (a) all obligations for borrowed money from banks including, but not limited to, guaranties and letters of credit, (b) all obligations evidenced by bonds, debentures, notes or similar instruments, (c) all obligations to pay the deferred purchase price of property or services, (d) capitalized lease obligations, (e) all obligations or liabilities of others secured by a lien on any asset whether or not such obligation or liability is assumed, and (f) any other obligations or liabilities which are required by generally accepted accounting principles to be shown as debt on a balance sheet".

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        3.  CHANGE IN FINANCIAL CONDITION.  Section 4.10 C. of the Agreement is
    deleted in its entirety and the following is substituted in lieu thereof:

            "C. AGGREGATE STATUTORY SURPLUS. Zenith Insurance Company and its consolidated insurance subsidiaries shall maintain an aggregate statutory surplus of at least $140,000,000.00".

        4. MODIFICATION OF CORPORATE RATING. Section 4.13 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

            "4.13 CORPORATE RATING. Zenith Insurance Company (on a pooled or individual basis) shall maintain at all times an A.M. Best rating of no lower than B+".

        5. CONFIRMATION OF OTHER TERMS AND CONDITIONS OF THE AGREEMENT. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

    IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:                                         BORROWER:
SANWA BANK CALIFORNIA                         ZENITH NATIONAL INSURANCE CORP.
                      By:      JOHN C. HYCHE                       By:      STANLEY R. ZAX
    ----------------------------------------      ----------------------------------------
                       Name:   JOHN C. HYCHE                        Name:   STANLEY R. ZAX
       -------------------------------------         -------------------------------------
                    Title:    Vice President       Title:    President and Chairman of the
      --------------------------------------                                         Board
                                                    --------------------------------------

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